UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 16, 2020
Kirkland's, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-49885	62-1287151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5310 Maryland Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	615-872-4800

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	KIRK	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2020, by mutual agreement between Mike Cairnes, President and Chief Operating Officer, and Kirkland’s, Inc. (the "Company”), the Company has taken action such that Mr. Cairnes position with the Company has terminated effective immediately. Subject to the execution of the Release and Non-Disparagement Agreement in the form attached to his employment agreement as Exhibit B, Mr. Cairnes will receive the severance compensation for a termination without cause as described in his employment agreement with the Company. In addition, pursuant to the terms of his October 22, 2018 Restricted Stock Unit Award Agreement, Mr. Cairnes will have 26,567 unvested restricted stock units vest as a result of his termination without cause. The Company announced that Steve “Woody” Woodward, the Company’s Chief Executive Officer, would add the role of President and would now oversee operations.

Also on January 16, 2020, the Company promoted John Stacy, currently Vice President of Supply Chain, to Senior Vice President of Supply Chain, and Jeff Martin, currently Vice President of Transformation, to Senior Vice President of Omni-Channel Retail. Mr. Stacy will continue to lead initiatives focusing on supply chain and direct sourcing, and Mr. Martin will oversee store and e-commerce operations. Mr. Stacy has been with Kirkland’s for three years and Mr. Martin joined the Company in 2019. Both have extensive experience in retail operations.

Item 7.01 Regulation FD Disclosure

As part of its strategic efforts to improve growth and profitability of the Company, on January 16, 2020, the Company issued a press release announcing plans to close 27 stores across the United States in early 2020. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

This information, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Report:

Exhibit No.	Description
10.1	Press Release dated January 16, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland's, Inc.

January 16, 2020	By:	/s/ Carter R. Todd
Name: Carter R. Todd
Title: Vice President and General Counsel